Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
NOTE 3:-	SUBSEQUENT EVENTS

On August 6, 2018, the Company entered into a License, Collaboration and Distribution Agreement with CMS Medical Venture Investment Limited (“CMS Medical”) for the commercialization of Piclidenoson for the treatment of rheumatoid arthritis and psoriasis and Namodenoson for the treatment of advanced liver cancer and NAFLD/NASH in China (including Hong Kong, Macao and Taiwan). Under the License, Collaboration and Distribution Agreement, the Company is entitled to USD 2,000 upon execution of the agreement plus milestone payments upon achieving certain regulatory and sales milestones. In addition, following regulatory approval, the Company shall be entitled to future double digit royalties on net sales in the territories and payment for the manufacturing Piclidenoson and Namodenoson.

On August 7, 2018, the Company received an upfront payment of USD 2,000 from CMS Medical.